EXHIBIT 99.1

FOR IMMEDIATE RELEASE

FNCB Bancorp, Inc. Reports

92% Increase in First Quarter 2017 Earnings

Dunmore, Pa., April 28, 2017/Globe Newswire/—FNCB Bancorp, Inc. (OTCQX: FNCB), the parent company of Dunmore-based FNCB Bank (the “Bank”), reported net income of $2.197 million, or $0.13 per basic and diluted share, for the quarter ended March 31, 2017, an increase of $1.054 million, or 92.2%, compared to net income of $1.143 million, or $0.07 per basic and diluted share, for the same quarter of 2016. The earnings improvement was largely due to a credit for loan and lease losses resulting from a recovery of a previously charged-off loan. First quarter 2017 earnings were also impacted by higher net interest income and non-interest income, partially offset by increases in income tax expense and non-interest expense. Annualized return on average assets and return on average equity improved to 0.78% and 9.77%, respectively, for the three months ended March 31, 2017, compared to 0.42% and 5.15%, respectively, for the same three months of 2016. FNCB paid holders of its common stock a dividend of $0.03 per share for the first quarter of 2017, a 50.0% increase compared to $0.02 per share for the same period of 2016. The first quarter 2017 dividend represented a 1.9% annualized return to shareholders based on the closing stock price of $6.37 per share at March 31, 2017.

Performance Highlights:

●	92% increase in earnings, comparing the first quarters of 2017 and 2016;
●	4.6% growth in net interest income comparing first quarters of 2017 and 2016;
●	Year over year growth in total deposits of $40.3 million, or 4.6%;
●	46.1% reduction in non-performing loans comparing March 31, 2017 and 2016;
●	Tier I leverage ratio at March 31, 2017 improved 6.6% compared to March 31, 2016;
●	Expanded into growing Lehigh Valley marketplace with the opening of a limited purpose banking office.

“The successful management and resolution of non-performing assets, effective balance sheet management and continued improvement in credit quality and operating efficiency all factored into the solid operating results posted for the first quarter of 2017,” stated Gerard A. Champi, President and Chief Executive Officer. “For the remainder of the year, we are focusing on developing opportunities that will provide for meaningful, profitable and sustainable revenue growth for the future. Along those lines, during the first quarter we expanded our footprint into the Lehigh Valley marketplace through the opening of a limited purpose banking office in Allentown, Pennsylvania. We believe this new market provides a unique growth opportunity for FNCB going forward,” concluded Champi.

Summary Results for the Three Months Ended March 31, 2017

Tax-equivalent net interest income increased $0.3 million, or 4.4%, to $8.1 million for the first three months of 2017, from $7.7 million for the same period in 2016. The improvement reflected strong growth in average-earning assets, higher yields on the loan and investment portfolios due to increases in market interest rates, a reduction in average borrowed funds and stable funding costs. Tax-equivalent interest income increased $0.4 million, or 4.4%, to $9.1 million for the three-month period ended March 31, 2017 compared to $8.7 million for the same period of 2016. Partially offsetting the increase in interest income was a $0.1 million increase in interest expense. The increase in tax-equivalent interest income primarily resulted from a $58.1 million, or 5.9%, increase in average earning assets, specifically a $26.6 million, or 10.3%, increase in average investment securities and a $35.8 million, or 955.0%, increase in average interest-bearing deposits in other banks. The tax-equivalent yields earned on the loan and investment portfolios increased 6 basis points and 11 basis points, respectively, comparing the first quarters of 2017 and 2016. Despite these increases, the tax-equivalent yield on earning assets decreased 5 basis points to 3.47% for the three months ended March 31, 2017 from 3.52% for the same three months of 2016, as 61.6% of the growth in average earning assets was concentrated in lower-yielding deposits in other banks. Regarding interest expense, FNCB’s cost of funds remained stable at 0.48% for the three months ended March 31, 2017 and 2016, as strong deposit growth resulted in reduced reliance on higher-costing wholesale funds and other borrowed funds. Average deposits grew $82.6 million, or 11.4%, to $808.0 million for the three months ended March 31, 2017 from $725.4 million for the same three months of 2016. Conversely, average borrowed funds decreased $35.1 million, or 30.9%, to $78.3 million for the first quarter of 2017 from $113.4 million for the same quarter of 2016, resulting from reductions in FHLB borrowings in the first quarter of 2017 and a $4.0 million payment on FNCB’s subordinated debentures on December 1, 2016.

For the three months ended March 31, 2017 non-interest income totaled $1.6 million, an increase of $0.2 million, or 18.0%, compared to $1.3 million for the same three months of 2016. The change resulted primarily from an increase in net gains on the sale of securities of $0.2 million comparing the first quarters of 2017 and 2016. In addition, FNCB also recorded net gains on the sale of OREO and other repossessed assets of $51 thousand and $57 thousand, respectively, in the first quarter of 2017. Comparatively, for the first quarter of 2016, FNCB recorded a net loss on the sale of OREO of $5 thousand. Partially offsetting these gains was a decrease in net gains on the sale of mortgage loans of $43 thousand.

FNCB experienced a slight increase of $0.1 million, or 1.8%, in non-interest expense comparing the three months ended March 31, 2017 and 2016, primarily reflecting an increase of $94 thousand, or 19.1%, in occupancy expense, resulting from long-term facilities planning and increased snow removal costs during the first quarter of 2017. Other increases comparing the first quarters of 2017 and 2016 included $37 thousand in equipment expenses, $21 thousand in advertising expenses, and $17 thousand in bank shares tax. Partially offsetting these increases were decreases in regulatory assessments, legal expense, and data processing expense of $64 thousand, $52 thousand, and $36 thousand, respectively. FNCB’s efficiency ratio for the three months ended March 31, 2017 improved to 74.08% from 76.01% for the same three months of 2016.

Improved Asset Quality

Effective management of problem credits and delinquent loans led to continued improvement in FNCB’s asset quality during the first quarter of 2017. Total non-performing loans decreased $0.3 million, or 14.0%, to $1.9 million at March 31, 2017 from $2.2 million at December 31, 2016. The ratio of non-performing loans to total loans improved to 0.27% at March 31, 2017, compared to 0.31% at December 31, 2016 and 0.49% at March 31, 2016. In addition, delinquent loan levels continued to improve as evidenced by a 6-basis point improvement in ratio of total delinquent loans to total loans to 0.75% at March 31, 2017 from 0.81% at December 31, 2016. The allowance for loan and lease losses as a percentage of gross loans was 1.16% at March 31, 2017 versus 1.15% at the end of 2016.

Financial Condition

Total assets decreased $91.5 million, or 7.7%, to $1.104 billion at March 31, 2017 from $1.195 billion at December 31, 2016. The change in total assets primarily reflected a $91.7 million reduction in total deposits, which led to a corresponding decrease of $85.7 million in cash and cash equivalents. The decrease in total deposits was primarily attributable to cyclical net outflows of public funds, coupled with the anticipated exit of short-term funds received at the end of 2016 related to the sale of a municipal utility. Net loans decreased by $15.7 million, or 2.2%, while available-for-sale securities grew by $12.3 million, or 4.5%. The decrease in net loans resulted primarily from the planned exit of a large, local automobile floor plan relationship.

Total shareholders’ equity increased $3.0 million, or 3.4%, to $93.2 million at March 31, 2017 from $90.1 million at December 31, 2016. The capital improvement resulted primarily from net income of $2.2 million, coupled with a $1.0 million decrease in the accumulated other comprehensive loss, from the appreciation in the fair value of available-for-sale securities, net of tax effects.

Availability of Filings

Copies of FNCB’s most recent Annual Report on Form 10-K and Quarterly Reports on form 10-Q will be provided upon request from: Shareholder Relations, FNCB Bancorp, Inc., 102 East Drinker Street, Dunmore, PA 18512 or by calling (570) 348-6419. FNCB’s SEC filings including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are also available free of charge on the Investor Relations page of the FNCB’s website, www.fncb.com, and on the SEC website at: http://www.sec.gov/edgar/searchedgar/companysearch.html

About FNCB Bancorp, Inc.:

FNCB Bancorp, Inc. is the bank holding company of FNCB Bank, which provides personal, small business and commercial banking services to individuals and businesses throughout Northeastern Pennsylvania through its 19 branch offices and Allentown-based Limited Purpose Banking Office. The institution was established as a National Banking Association in 1910 as The First National Bank of Dunmore, and had been operating under the name First National Community Bank from 1988 through June 2016. Effective June 30, 2016, the institution changed its name to FNCB Bank upon its conversion from a national charter to a Pennsylvania state charter. For more information about BauerFinancial 5-Star rated FNCB, visit www.fncb.com.

INVESTOR CONTACT:

James M. Bone, Jr., CPA

Executive Vice President and

Chief Financial Officer

FNCB Bank

(570) 348-6419

james.bone@fncb.com

FNCB may from time to time make written or oral “forward-looking statements,” including statements contained in our filings with the Securities and Exchange Commission (“SEC”), in its reports to shareholders, and in other communications, which are made in good faith by us pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in our markets; the effects of, and changes in trade, monetary, fiscal and tax policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services; the ability of FNCB to compete with other institutions for business; the composition and concentrations of FNCB’s lending risk and the adequacy of FNCB’s reserves to manage those risks; the valuation of FNCB’s investment securities; the ability of FNCB to pay dividends or repurchase common shares; the ability of FNCB to retain key personnel; the impact of any pending or threatened litigation against FNCB; the marketability of shares of FNCB stock and fluctuations in the value of FNCB’s share price; the effectiveness of FNCB’s system of internal controls; the ability of FNCB to attract additional capital investment; the impact of changes in financial services’ laws and regulations (including laws concerning capital adequacy, taxes, banking, securities and insurance); the impact of technological changes and security risks upon our information technology systems; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms, and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB’s filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management’s analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2016.

[FNCB provides tabular information as follows]

FNCB Bancorp, Inc.

Selected Financial Data

	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
	2017	2016	2016	2016	2016
Per share data:
Net income (fully diluted)	$0.13	$0.09	$0.12	$0.10	$0.07
Cash dividends declared	$0.03	$0.03	$0.02	$0.02	$0.02
Book value	$5.58	$5.42	$5.81	$5.76	$5.57
Tangible book value	$5.58	$5.42	$5.81	$5.75	$5.56
Market value:
High	$7.50	$6.30	$6.00	$6.12	$6.90
Low	$6.05	$5.00	$4.75	$5.50	$5.11
Close	$6.37	$6.05	$5.00	$5.60	$6.12
Common shares outstanding	16,692,314	16,645,845	16,614,856	16,586,868	16,530,432

Selected ratios:
Annualized return on average assets	0.78%	0.55%	0.73%	0.60%	0.42%
Annualized return on average shareholders' equity	9.77%	6.43%	8.46%	7.12%	5.15%
Efficiency ratio	74.08%	77.25%	70.96%	77.78%	76.01%
Tier I leverage ratio	7.55%	7.53%	7.52%	7.31%	7.08%
Total risk-based capital to risk-adjusted assets	12.38%	12.06%	12.37%	12.00%	11.81%
Average shareholders' equity to average total assets	7.97%	8.50%	8.63%	8.40%	8.15%
Yield on earning assets (FTE)	3.47%	3.53%	3.58%	3.56%	3.52%
Cost of funds	0.48%	0.49%	0.52%	0.50%	0.48%
Net interest spread (FTE)	2.99%	3.03%	3.06%	3.06%	3.04%
Net interest margin (FTE)	3.07%	3.11%	3.14%	3.14%	3.11%
Total delinquent loans/total loans	0.75%	0.81%	0.72%	0.74%	0.82%
Allowance for loan and lease losses/total loans	1.16%	1.15%	1.17%	1.17%	1.19%
Non-performing loans/total loans	0.27%	0.31%	0.33%	0.37%	0.49%
Annualized net (recoveries) charge-offs/average loans	(0.20%)	0.20%	(0.09%)	0.26%	0.47%

FNCB Bancorp, Inc.

Year-to-Date Consolidated Statements of Income

	Three Months Ended
	Mar 31,
(in thousands, except share data)	2017	2016
Interest income
Interest and fees on loans	$7,038	$6,969
Interest and dividends on securities
U.S. government agencies	900	930
State and political subdivisions, tax-free	23	10
State and political subdivisions, taxable	822	535
Other securities	66	96
Total interest and dividends on securities	1,811	1,571
Interest on interest-bearing deposits in other banks	90	4
Total interest income	8,939	8,544
Interest expense
Interest on deposits	744	642
Interest on borrowed funds
Interest on Federal Home Loan Bank of Pittsburgh advances	131	148
Interest on subordinated debentures	112	159
Interest on junior subordinated debentures	69	57
Total interest on borrowed funds	312	364
Total interest expense	1,056	1,006
Net interest income before (credit) provision for loan and lease losses	7,883	7,538
(Credit) provision for loan and lease losses	(478)	696
Net interest income after (credit) provision for loan and lease losses	8,361	6,842
Non-interest income
Deposit service charges	691	701
Net gain on the sale of securities	278	103
Net gain on the sale of mortgage loans held for sale	25	68
Net gain on the sale of other repossessed assets	57	-
Net gain (loss) on the sale of other real estate owned	51	(5)
Loan-related fees	91	107
Income from bank-owned life insurance	135	146
Other	242	211
Total non-interest income	1,570	1,331
Non-interest expense
Salaries and employee benefits	3,524	3,514
Occupancy expense	587	493
Equipment expense	460	423
Data processing expense	487	523
Regulatory assessments	173	237
Bank shares tax	258	241
Expense of other real estate owned	40	46
Legal expense	68	120
Professional fees	276	287
Insurance expense	125	128
Other operating expenses	930	792
Total non-interest expense	6,928	6,804
Income before income taxes	3,003	1,369
Income tax expense	806	226
Net income	$2,197	$1,143

Income per share
Basic	$0.13	$0.07
Diluted	$0.13	$0.07

Cash dividends declared per common share	$0.03	$0.02
Weighted average number of shares outstanding:
Basic	16,657,551	16,519,759
Diluted	16,670,788	16,520,580

FNCB Bancorp, Inc.

Quarter-to-Date Consolidated Statements of Income

	Three Months Ended
	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
(in thousands, except share data)	2017	2016	2016	2016	2016
Interest income
Interest and fees on loans	$7,038	$7,066	$7,156	$7,032	$6,969
Interest and dividends on securities
U.S. government agencies	900	879	848	900	930
State and political subdivisions, tax-free	23	16	9	11	10
State and political subdivisions, taxable	822	740	675	624	535
Other securities	66	56	69	94	96
Total interest and dividends on securities	1,811	1,691	1,601	1,629	1,571
Interest on interest-bearing deposits in other banks	90	19	8	2	4
Total interest income	8,939	8,776	8,765	8,663	8,544
Interest expense
Interest on deposits	744	721	704	663	642
Interest on borrowed funds
Interest on Federal Home Loan Bank of Pittsburgh advances	131	123	157	167	148
Interest on subordinated debentures	112	145	162	159	159
Interest on junior subordinated debentures	69	67	62	61	57
Total interest on borrowed funds	312	335	381	387	364
Total interest expense	1,056	1,056	1,085	1,050	1,006
Net interest income before (credit) provision for loan and lease losses	7,883	7,720	7,680	7,613	7,538
(Credit) provision for loan and lease losses	(478)	295	(234)	396	696
Net interest income after (credit) provision for loan and lease losses	8,361	7,425	7,914	7,217	6,842
Non-interest income
Deposit service charges	691	735	739	717	701
Net gain on the sale of securities	278	-	-	857	103
Net gain on the sale of mortgage loans held for sale	25	102	99	71	68
Net gain on the sale of other repossessed assets	57	-	-	-	-
Net gain on the sale of SBA guaranteed loans	-	-	51	-	-
Net gain (loss) on the sale of other real estate owned	51	20	32	2	(5)
Loan-related fees	91	152	85	95	107
Income from bank-owned life insurance	135	126	137	143	146
Other	242	263	237	209	211
Total non-interest income	1,570	1,398	1,380	2,094	1,331
Non-interest expense
Salaries and employee benefits	3,524	3,954	3,263	3,589	3,514
Occupancy expense	587	476	479	329	493
Equipment expense	460	455	429	425	423
Data processing expense	487	475	505	494	523
Regulatory assessments	173	100	199	193	237
Bank shares tax	258	90	253	252	241
Expense of other real estate owned	40	74	95	194	46
Legal expense	68	77	79	86	120
Professional fees	276	245	157	272	287
Insurance expense	125	132	131	125	128
Other operating expenses	930	1,085	963	1,066	792
Total non-interest expense	6,928	7,163	6,553	7,025	6,804
Income before income taxes	3,003	1,660	2,741	2,286	1,369
Income tax expense	806	136	724	661	226
Net income	$2,197	$1,524	$2,017	$1,625	$1,143

Income per share
Basic	$0.13	$0.09	$0.12	$0.10	$0.07
Diluted	$0.13	$0.09	$0.12	$0.10	$0.07

Cash dividends declared per common share	$0.03	$0.03	$0.02	$0.02	$0.02
Weighted average number of shares outstanding:
Basic	16,657,551	16,621,467	16,593,811	16,549,169	16,519,759
Diluted	16,670,788	16,621,467	16,593,811	16,549,169	16,520,580

FNCB Bancorp, Inc.

Consolidated Balance Sheets

	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
(in thousands)	2017	2016	2016	2016	2016
Assets
Cash and cash equivalents:
Cash and due from banks	$23,571	$20,562	$24,558	$15,847	$16,367
Interest-bearing deposits in other banks	3,154	91,883	32,778	1,825	1,847
Total cash and cash equivalents	26,725	112,445	57,336	17,672	18,214
Securities available for sale, at fair value	284,965	272,676	263,475	262,190	263,523
Stock in Federal Home Loan Bank of Pittsburgh at cost	2,678	3,311	2,741	5,219	3,932
Loans held for sale	563	596	185	563	455
Loans, net of net deferred costs and unearned income	718,450	734,279	729,662	733,720	728,158
Allowance for loan and lease losses	(8,306)	(8,419)	(8,490)	(8,559)	(8,635)
Net loans	710,144	725,860	721,172	725,161	719,523
Bank premises and equipment, net	10,914	10,784	10,615	10,793	10,904
Accrued interest receivable	2,950	2,757	2,736	2,511	2,854
Intangible assets	-	-	14	55	96
Bank-owned life insurance	30,068	29,933	29,807	29,670	29,527
Other real estate owned	1,352	2,048	2,065	1,628	1,806
Other assets	33,526	34,965	31,441	32,076	34,181
Total assets	$1,103,885	$1,195,375	$1,121,587	$1,087,538	$1,085,015

Liabilities
Deposits:
Demand (non-interest-bearing)	$156,901	$173,702	$157,119	$144,082	$162,882
Interest-bearing	766,525	841,437	773,840	691,751	720,243
Total deposits	923,426	1,015,139	930,959	835,833	883,125
Borrowed funds:
Federal Home Loan Bank of Pittsburgh advances	56,632	58,537	58,837	120,771	74,511
Subordinated debentures	10,000	10,000	14,000	14,000	14,000
Junior subordinated debentures	10,310	10,310	10,310	10,310	10,310
Total borrowed funds	76,942	78,847	83,147	145,081	98,821
Accrued interest payable	225	242	294	311	333
Other liabilities	10,107	11,000	10,614	10,813	10,695
Total liabilities	1,010,700	1,105,228	1,025,014	992,038	992,974

Shareholders' equity
Preferred stock	-	-	-	-	-
Common stock	20,865	20,807	20,768	20,734	20,663
Additional paid-in capital	62,841	62,593	62,381	62,210	62,069
Retained earnings	10,228	8,531	7,506	5,820	4,527
Accumulated other comprehensive (loss) income	(749)	(1,784)	5,918	6,736	4,782
Total shareholders' equity	93,185	90,147	96,573	95,500	92,041
Total liabilities and shareholders’ equity	$1,103,885	$1,195,375	$1,121,587	$1,087,538	$1,085,015

FNCB Bancorp, Inc.

Summary Tax-equivalent Net Interest Income

	Three Months Ended
	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
(dollars in thousands)	2017	2016	2016	2016	2016
Interest income
Loans:
Loans - taxable	$6,701	$6,767	$6,809	$6,674	$6,603
Loans - tax-free	511	453	526	542	555
Total loans	7,212	7,220	7,335	7,216	7,158
Securities:
Securities, taxable	1,788	1,675	1,592	1,618	1,561
Securities, tax-free	35	24	14	17	15
Total interest and dividends on securities	1,823	1,699	1,606	1,635	1,576
Interest-bearing deposits in other banks	90	19	8	2	4
Total interest income	9,125	8,938	8,949	8,853	8,738
Interest expense
Deposits	744	721	704	663	642
Borrowed funds	312	335	381	387	364
Total interest expense	1,056	1,056	1,085	1,050	1,006
Net interest income	$8,069	$7,882	$7,864	$7,803	$7,732

Average balances
Earning assets:
Loans:
Loans - taxable	$683,518	$687,225	$688,038	$682,642	$683,198
Loans - tax-free	43,822	41,081	47,620	48,131	48,433
Total loans	727,340	728,306	735,658	730,773	731,631
Securities:
Securities, taxable	281,712	267,634	257,431	260,835	256,555
Securities, tax-free	2,571	1,664	905	1,090	1,107
Total securities	284,283	269,298	258,336	261,925	257,662
Interest-bearing deposits in other banks	39,520	15,727	6,448	2,347	3,746
Total interest-earning assets	1,051,143	1,013,331	1,000,442	995,045	993,039
Non-earning assets	92,368	95,322	99,010	97,271	101,958
Total assets	$1,143,511	$1,108,653	$1,099,452	$1,092,316	$1,094,997
Interest-bearing liabilities:
Deposits	$807,981	$775,565	$737,431	$725,552	$725,369
Borrowed funds	78,306	78,780	103,821	117,229	113,386
Total interest-bearing liabilities	886,287	854,345	841,252	842,781	838,755
Demand deposits	155,010	149,008	152,319	146,622	146,994
Other liabilities	11,045	11,029	11,006	11,125	19,967
Shareholders' equity	91,169	94,271	94,875	91,788	89,281
Total liabilities and shareholders' equity	$1,143,511	$1,108,653	$1,099,452	$1,092,316	$1,094,997

Yield/Cost
Earning assets:
Loans:
Interest and fees on loans - taxable	3.92%	3.94%	3.96%	3.91%	3.87%
Interest and fees on loans - tax-free	4.66%	4.41%	4.42%	4.50%	4.58%
Total loans	3.97%	3.97%	3.99%	3.95%	3.91%
Securities:
Securities, taxable	2.54%	2.50%	2.47%	2.48%	2.43%
Securities, tax-free	5.42%	5.83%	6.03%	6.11%	5.48%
Total securities	2.56%	2.52%	2.49%	2.50%	2.45%
Interest-bearing deposits in other banks	0.91%	0.48%	0.50%	0.34%	0.43%
Total earning assets	3.47%	3.53%	3.58%	3.56%	3.52%
Interest-bearing liabilities:
Interest on deposits	0.37%	0.37%	0.38%	0.37%	0.35%
Interest on borrowed funds	1.59%	1.70%	1.47%	1.32%	1.28%
Total interest-bearing liabilities	0.48%	0.49%	0.52%	0.50%	0.48%
Net interest spread	2.99%	3.03%	3.06%	3.06%	3.04%
Net interest margin	3.07%	3.11%	3.14%	3.14%	3.11%

FNCB Bancorp, Inc.

Asset Quality Data

	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
(in thousands)	2017	2016	2016	2016	2016
At period end
Non-accrual loans, including non-accruing troubled debt restructured loans (TDRs)	$1,922	$2,234	$2,416	$2,739	$3,569
Loans past due 90 days or more and still accruing	-	-	-	-	-
Total non-performing loans	1,922	2,234	2,416	2,739	3,569
Other real estate owned (OREO)	1,352	2,048	2,065	1,628	1,806
Other non-performing assets	2,006	2,160	260	-	-
Total non-performing assets	$5,280	$6,442	$4,741	$4,367	$5,375

Accruing TDRs	$8,775	$4,176	$4,106	$4,043	$4,623

For the three months ended
Allowance for loan and lease losses
Beginning balance	$8,419	$8,490	$8,559	$8,635	$8,790
Loans charged-off	297	572	189	709	1,148
Recoveries of charged-off loans	662	206	354	237	297
Net (recoveries) charge-offs	(365)	366	(165)	472	851
(Credit) provision for loan and lease losses	(478)	295	(234)	396	696
Ending balance	$8,306	$8,419	$8,490	$8,559	$8,635